Exhibit 10

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 12 to Registration Statement No. 33-42681 on Form N-1A of our report dated February 22, 2001 appearing in the Annual Report of Merrill Lynch World Income Fund, Inc. for the year ended December 31, 2000, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Princeton, New Jersey
April 2  , 2001